EXHIBIT 32.1

               CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of TELECONNECT INC. (the "Company") for the quarter ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned Chief Executive Officer and Chief Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Dated: February 13, 2007


By: /s/ Gustavo Gomez                   By: /s/ Alfonso de Borbon
    ---------------------------------       ------------------------------------
    Gustavo Gomez, Director,                Alfonso de Borbon,
    Chief Executive Officer,                Director, Chief Accounting
    President, and Treasurer                and Financial Officer,
                                            Executive Vice President and
                                            Chief Operating Officer